SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        October 23, 1997



                      THE COCA-COLA COMPANY
     (Exact name of Registrant as specified in its charter)



       Delaware             001-02217             58-0628465
   (State or other        (Commission           (IRS Employer
     jurisdiction         File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                   30313
    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (404) 676-2121

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Item 5.  Other Events

     On October 23, 1997, The Coca-Cola Company (the "Company") announced that at a special meeting held on that date by its Board of Directors, the Board had elected M. Douglas Ivester Chairman of the Board and Chief Executive Officer of the Company. The Company also announced that Mr. Ivester will relinquish the office of President in assuming his new responsibilities, and that the office of President will not be filled at this time.



Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          99   Press release of The Coca-Cola Company issued
               October 23, 1997






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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE COCA-COLA COMPANY
                                   (REGISTRANT)


Date:  October 24, 1997        By:/s/ JOSEPH R. GLADDEN, JR.
                                  -------------------------------
                                  Joseph R. Gladden, Jr.
                                  Senior Vice President and
                                   General Counsel








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                          Exhibit Index



 Exhibit No.
 -----------
     99        Press release issued October 23, 1997